BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2021
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

29.    BUSINESS COMBINATIONS

-	IOL HOLDING S,A,

On August 23, 2021 Grupo Supervielle S.A. and Sofital S.A. F. and I.I. acquired 95% and 5%, respectively, of the shares of  IOL Holding S.A., for a total price of 694 thousand dollars. The Group did not recognize goodwill as a result of this transaction. The company is based in Uruguay and its objective is to be the holding company of entities dedicated to provide trading desk service at a regional level.

On November 29, 2021, Grupo Supervielle S.A. made an irrevocable capital contribution in the amount of US$500,000 to be applied to working capital and investments.

The amounts recognized in the consolidated statement of financial position as of the acquisition date are:

Fair Value
Cash and Due from Banks	51,380
Other Assets	26
Miscellaneous obligations	(784)
Net identifiable assets acquired	50,622